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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                 October 1, 2002
                                 ---------------
                        (Date of earliest event reported)



                              IMMUCELL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



                                     0-15507
                                     -------
                            (Commission file number)


              DELAWARE                                     01-0382980
              --------                                     ----------
    (State or other jurisdiction                        (I.R.S. Employer
          of incorporation)                            Identification No.)

                               56 Evergreen Drive
                               Portland, ME 04103
                               ------------------
              (Address of principal executive offices and zip code)

                                 (207) 878-2770
                                 --------------
              (Registrant's telephone number, including area code)


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 1, 2002, the Company agreed to accept $930,000 from Kamar, Inc. of Steamboat Springs, Colorado in consideration of the early termination of a product license. Since 1988, the Company had marketed the Kamar(R) Heatmount(R) Detector, a product used to detect standing heat in cows, under an exclusive license from Kamar that was set to expire on December 31, 2004. The $930,000 approximates the expected net contribution from the product over the remaining twenty-seven months of the license term, had it not been terminated. As this license had no book value, the full amount of the proceeds represents a pre-tax gain of $930,000 before associated legal and accounting fees. As a result of this transaction, sales, cost of sales and marketing expenses will be reduced accordingly beginning October 1, 2002. The accompanying pro forma financial information gives effect to this transaction as if it occurred as of the beginning of the periods for the pro forma Statements of Operations and as of June 30, 2002 for the pro forma Balance Sheet.

         The Company received $200,000 at closing and the remaining $730,000 balance is due, pursuant to a short-term note, no later than October 31, 2002. The short-term note is secured by a trademark security agreement. The Company expects to collect approximately $261,000 in accounts receivable from customers over the next thirty to sixty days pertaining to related sales made prior to October 1, 2002. The Company expects to transfer related product inventory on hand at September 30, 2002 to Kamar for approximately its cost of $158,000 no later than October 15, 2002.

         A summary of this transaction was provided in a press release dated October 3, 2002, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Unaudited pro forma financial information

Schedule 1. Unaudited pro forma Statement of Operations for the year ended December 31, 2001.
Schedule 2. Unaudited pro forma Statement of Operations for the six months ended June 30, 2002.
Schedule 3. Unaudited pro forma Balance Sheet as of June 30, 2002.

         (c) Exhibits

         2. Termination of Distribution and Licensing Agreement dated October 1, 2002.

         99.  Press release of the Registrant dated October 3, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUCELL CORPORATION


Date    October 15, 2002                   /s/ Michael F. Brigham
    ---------------------                  -------------------------------------
                                           Michael F. Brigham
                                           President and Chief Executive Officer

                               INDEX TO SCHEDULES


Schedule                                                            Sequential
Number     Description                                            Page number(s)
------     -----------                                            --------------

  1.      Unaudited pro forma Statement of Operations for the year
          ended December 31, 2001.                                          4

  2.      Unaudited pro forma Statement of Operations for the six months
          ended June 30, 2002.                                              5

  3.      Unaudited pro forma Balance Sheet as of June 30, 2002.          6-7

         On October 1, 2002, the Company agreed to accept $930,000 from Kamar, Inc. of Steamboat Springs, Colorado in consideration of the early termination of a product license. Since 1988, the Company had marketed the Kamar(R) Heatmount(R) Detector, a product used to detect standing heat in cows, under an exclusive license from Kamar that was set to expire on December 31, 2004. The $930,000 approximates the expected net contribution from the product over the remaining twenty-seven months of the license term, had it not been terminated. As this license had no book value, the full amount of the proceeds represents a pre-tax gain of $930,000 before associated legal and accounting fees. As a result of this transaction, sales, cost of sales and marketing expenses will be reduced accordingly beginning October 1, 2002. The pro forma financial information provided in Schedules 1-3 gives effect to this transaction as if it occurred as of the beginning of the periods for the pro forma Statements of Operations and as of June 30, 2002 for the pro forma Balance Sheet.

         The Company received $200,000 at closing and the remaining $730,000 balance is due, pursuant to a short-term note, no later than October 31, 2002. The short-term note is secured by a trademark security agreement. The Company expects to collect approximately $261,000 in accounts receivable from customers over the next thirty to sixty days pertaining to related sales made prior to October 1, 2002. The Company expects to transfer related product inventory on hand at September 30, 2002 to Kamar for approximately its cost of $158,000 no later than October 15, 2002.

         Further details about the pro forma adjustments are set forth in the notes appearing at the end of the pro forma financial information. The pro forma financial information is not necessarily indicative of the operating results or financial position that would have occurred had the product license been terminated at the beginning of the periods presented or as of the end of the period presented, nor is it necessarily indicative of future operating results or financial condition.


                                  EXHIBIT INDEX


Exhibit                                                             Sequential
Number     Description                                            Page number(s)
------     -----------                                            --------------

  2.      Termination of Distribution and Licensing Agreement
          dated October 1, 2002                                          9-12

  99.     Press release of the Registrant dated October 3, 2002.           13

                                                                      Schedule 1

                              ImmuCell Corporation
                        Pro forma Statement of Operations
                                    Unaudited

                                     Year Ended            Adjustments         Pro forma
                                  December 31, 2001          (Note 1)           Adjusted
REVENUES:
Product sales                          6,395,140            2,468,235           3,926,905
Grant income                             132,581                    0             132,581
Royalty income                            78,595                    0              78,595
Technology licensing income               45,450                    0              45,450
Sale of option to technology              25,000                    0              25,000
                                       --------------------------------------------------
Total revenues                         6,676,766            2,468,235           4,208,531

COSTS AND EXPENSES:
Product costs                          3,214,984            1,539,616           1,675,368
Research and development                       0
  expenses                               849,174                    0             849,174
Sales and marketing                            0
  expenses                             1,358,563              673,961             684,602
General and administrative                     0
  expenses                               583,161                    0             583,161
                                       --------------------------------------------------
Total costs and expenses               6,005,882            2,213,577           3,792,305

Net operating income                     670,884              254,658             416,226

Interest and other income                 62,671                    0              62,671
Interest expense                         (36,515)                   0             (36,515)
                                       --------------------------------------------------
Net interest and other                    26,156                    0              26,156

INCOME BEFORE TAXES                      697,040              254,658             442,382

TAX EXPENSE                              276,605              101,055             175,550
                                       --------------------------------------------------
NET INCOME                               420,435              153,603             266,832

Net Income per Common Share:
    Basic                             $     0.15           $     0.05          $     0.10

    Diluted                           $     0.15           $     0.06          $     0.09

Weighted Average Common
Shares Outstanding:
    Basic                              2,717,857            2,717,857           2,717,857

    Diluted                            2,836,309            2,836,309           2,836,309

                                                                      Schedule 2

                              ImmuCell Corporation
                        Pro forma Statement of Operations
                                    Unaudited

                                    Six Months Ended       Adjustment          Pro forma
                                     June 30, 2002          (Note 1)            Adjusted
REVENUES:
Product sales                          3,180,518            1,642,238           1,538,280
Grant income                             190,260                    0             190,260
Royalty income                            25,767                    0              25,767
Technology licensing income               27,270                    0              27,270
Sale of option to technology              30,000                    0              30,000
                                       --------------------------------------------------
Total revenues                         3,453,815            1,642,238           1,811,577

COSTS AND EXPENSES:
Product costs                          1,704,956            1,012,806             692,150
Research and development                       0
  expenses                               416,663                    0             416,663
Sales and marketing                            0
  expenses                               774,727              401,696             373,031
General and administrative                     0
  expenses                               299,762                    0             299,762
                                       --------------------------------------------------
Total costs and expenses               3,196,108            1,414,502           1,781,606

Net operating income                     257,707              227,736              29,971

Interest and other income                 14,259                    0              14,259
Interest expense                         (19,707)                   0             (19,707)
                                       --------------------------------------------------
Net interest and other                    (5,448)                   0              (5,448)

INCOME BEFORE TAXES                      252,259              227,736              24,523

TAX EXPENSE                              105,828               95,540              10,288
                                       --------------------------------------------------
NET INCOME                               146,431              132,196              14,235

Net Income per Common Share:
    Basic                             $     0.05           $     0.04          $     0.01

    Diluted                           $     0.05           $     0.04          $     0.01

Weighted Average Common
Shares Outstanding:
    Basic                              2,734,998            2,734,998           2,734,998

    Diluted                            2,809,248            2,809,248           2,809,248

                                                                      Schedule 3

                              IMMUCELL CORPORATION
                             PRO FORMA BALANCE SHEET
                                    UNAUDITED

                                    As of June 30,       Adjustments           Pro forma
                                         2002              (Note 2)             Adjusted
ASSETS
------
CURRENT ASSETS:
Cash and cash equivalents              1,299,280             200,000            1,499,280
Short-term investments                   489,145                   0              489,145
Short-term note receivable                     0             730,000              730,000
Accounts receivable, net of
  allowance for doubtful
  accounts of $38,000                    741,198                   0              741,198
Inventories                              764,070            (158,220)             605,850
Current portion of deferred
  tax asset                               78,650                   0               78,650
Prepaid expenses                         165,658                   0              165,658
                                       --------------------------------------------------
     Total current assets              3,538,001             771,780            4,309,781

PROPERTY, PLANT AND
EQUIPMENT, AT COST:
Laboratory and manufacturing
  equipment                            1,273,366                   0            1,273,366
Building and improvements              1,300,137                   0            1,300,137
Office furniture and equipment            89,984                   0               89,984
Land                                      50,000                   0               50,000
                                       --------------------------------------------------
                                       2,713,487                   0            2,713,487
Less - accumulated deprec              1,046,539                   0            1,046,539
     Net property, plant and
                                       --------------------------------------------------
      equipment                        1,666,948                   0            1,666,948

DEFERRED TAX ASSET                     1,515,780            (390,135)           1,125,645

PRODUCT RIGHTS AND OTHER
  ASSETS, NET OF AMORTIZATION
  of $81,000                             289,208                   0              289,208
                                       --------------------------------------------------
TOTAL ASSETS                           7,009,937             381,645            7,391,582

                                                                      Schedule 3

                              IMMUCELL CORPORATION
                             PRO FORMA BALANCE SHEET
                                    UNAUDITED

                                     As of June 30,        Adjustments           Pro forma
                                          2002               (Note 2)             Adjusted
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
Accounts Payable                         294,777             (158,220)             136,557
Accrued Expenses                         228,077                    0              228,077
Deferred Revenue                          72,280                    0               72,280
                                       --------------------------------------------------
   Total current liabilites              595,134             (158,220)             436,914

LONG-TERM LIABILITIES:
Long-term portion of deferred
  revenue                                200,000                    0              200,000
                                       --------------------------------------------------
Total long-term liabilites               200,000                    0              200,000

STOCKHOLDERS' EQUITY:
Common stock                             312,558                    0              312,558
Capital in excess of par value         8,935,649                    0            8,935,649
Accumulated deficit                   (2,446,669)             539,865           (1,906,804)
Treasury stock at cost                  (586,735)                   0             (586,735)
                                       --------------------------------------------------
Total stockholders' equity             6,214,803              539,865            6,754,668

TOTAL LIABILITIES AND STOCK-
  HOLDERS' EQUITY                      7,009,937              381,645            7,391,582

                              ImmuCell Corporation
               Notes to Unaudited Pro Forma Financial Information

Note 1
------
The unaudited pro forma statements of operations for the year ended December 31, 2001 (Schedule 1) and for the six months ended June 30, 2002 (Schedule 2) give effect to the disposition of the product license covering the sale of the Kamar(R) Heatmount(R) Detector product in consideration of $930,000 as of the beginning of the periods reported. The reported sales and cost of sales figures were reduced by the amounts attributable to the licensed product. Additionally, the reported sales and marketing expenses were reduced by the cost of advertisement placements and marketing royalties pertaining directly to the licensed product. No pro forma adjustment was made to reflect any overhead or general and administrative costs, as none of these amounts are directly attributable to the product license that has been terminated. The historical tax rates of 39.68% and 41.95% for the twelve month period ended December 31, 2001 and for the six month period ended June 30, 2002, respectively, were utilized in estimating the pro forma tax provisions. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of ImmuCell Corporation.

Note 2
------
The unaudited pro forma balance sheet as of June 30, 2002 (Schedule 3) gives effect to the disposition of the product license covering the sale of the Kamar(R) Heatmount(R) Detector product in consideration of $930,000 as of June 30, 2002. The increase in cash of $200,000 was received on October 1, 2002. The $730,000 note receivable is due from Kamar by October 31, 2002. Approximately $158,000 in inventory shall be acquired by Kamar by October 15, 2002 and net against amounts due from the Company to Kamar as of September 30, 2002. The historical tax rate of 41.95% for the six month period ended June 30, 2002 was applied to the $930,000 pre-tax gain to allocate approximately $390,000 against the Company's long-term deferred tax asset. Approximately $261,000 in accounts receivable is expected to be collected from customers within the thirty to sixty days after September 30, 2002. This unaudited pro forma financial statement should be read in conjunction with the historical financial statements and notes thereto of ImmuCell Corporation.